UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: September 3, 2010

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                    (Registrant's telephone number)

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on September 3, 2010 as Exhibit 99.1, which is included herein.  This press release was issued to report August traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  September 8, 2010

EXHIBIT INDEX

Exhibit     Description

99.1                    Press Release

CONTACT:        Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Friday, Sept. 3, 2010

AMERICAN AIRLINES REPORTS AUGUST TRAFFIC

FORT WORTH, Texas – American Airlines reported that August traffic increased 3.1 percent versus the same period last year. Capacity increased by 3.2 percent year over year, resulting in a load factor of 84.6 percent, which was within 0.1 points of last year’s load factor.
Domestic traffic increased 0.6 percent year over year on 0.8 percent more capacity. International traffic increased by 7.1 percent relative to last year on a capacity increase of 7.0 percent.
American boarded 7.7 million passengers in August.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	August
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	11,512,213	11,170,359	3.1%
D.O.T. DOMESTIC	6,969,227	6,928,717	0.6
INTERNATIONAL	4,542,986	4,241,643	7.1
ATLANTIC	1,895,823	1,867,016	1.5
LATIN AMERICA	2,080,750	1,908,242	9.0
PACIFIC	566,413	466,385	21.4
AVAILABLE SEAT MILES (000)
SYSTEM	13,614,380	13,191,390	3.2%
D.O.T. DOMESTIC	8,109,508	8,044,887	0.8
INTERNATIONAL	5,504,872	5,146,503	7.0
ATLANTIC	2,256,754	2,246,673	0.4
LATIN AMERICA	2,564,848	2,319,592	10.6
PACIFIC	683,270	580,238	17.8
LOAD FACTOR
SYSTEM	84.6%	84.7%	-0.1	pts
D.O.T. DOMESTIC	85.9	86.1	-0.2
INTERNATIONAL	82.5	82.4	0.1
ATLANTIC	84	83.1	0.9
LATIN AMERICA	81.1	82.3	-1.1
PACIFIC	82.9	80.4	2.5
PASSENGERS BOARDED	7,712,854	7,723,404	-0.1%

SYSTEM CARGO TON MILES (000)	156,570	137,913	13.5%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE August
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	84,391,243	82,972,580	1.7%
D.O.T. DOMESTIC	52,232,730	52,103,055	0.2
INTERNATIONAL	32,158,513	30,869,525	4.2
ATLANTIC	12,578,168	12,540,389	0.3
LATIN AMERICA	15,561,739	14,728,953	5.7
PACIFIC	4,018,605	3,600,183	11.6
AVAILABLE SEAT MILES (000)
SYSTEM	102,617,020	102,875,431	-0.3%
D.O.T. DOMESTIC	62,498,678	62,579,059	-0.1
INTERNATIONAL	40,118,342	40,296,373	-0.4
ATLANTIC	15,574,282	16,253,632	-4.2
LATIN AMERICA	19,768,692	19,493,660	1.4
PACIFIC	4,775,368	4,549,081	5.0
LOAD FACTOR
SYSTEM	82.2%	80.7%	1.6	pts
D.O.T. DOMESTIC	83.6	83.3	0.3
INTERNATIONAL	80.2	76.6	3.6
ATLANTIC	80.8	77.2	3.6
LATIN AMERICA	78.7	75.6	3.2
PACIFIC	84.2	79.1	5.0
PASSENGERS BOARDED	58,126,180	58,313,835	-0.3%

SYSTEM CARGO TON MILES (000)	1,244,498	1,044,082	19.2%

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Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/